                          -----------------------------
                          -----------------------------
                               Norwest Passage-SM-
                          -----------------------------
                          -----------------------------

                               A VARIABLE ANNUITY

                          -----------------------------

                              NORWEST SELECT FUNDS

                               ANNUAL REPORT FOR:
                             INTERMEDIATE BOND FUND
                              VALUGROWTH STOCK FUND
                            SMALL COMPANY STOCK FUND

                                DECEMBER 31, 1995

                          ----------------------------




                          Norwest Bank Minnesota, N.A.
                               Investment Adviser
                                 Transfer Agent
                                    Custodian

                         Forum Financial Services, Inc.
                             Manager and Distributor


--------------------------------------------------------------------------------
NORWEST SELECT FUNDS ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE SYSTEM, THE U.S. GOVERNMENT, OR ANY OTHER GOVERNMENT AGENCY; ARE NOT BANK DEPOSITS; ARE NOT OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. Please see other side for additional disclosure information.
--------------------------------------------------------------------------------

Norwest Select Funds is a family of open-end investment companies commonly known as mutual funds. FORUM FINANCIAL SERVICES, INC., MEMBER NASD, is the manager and distributor of Norwest Select Funds. Forum Financial Services, Inc. is not affiliated with Norwest Corporation, Norwest Bank Minnesota, N.A. or Norwest Investment Services, Inc. SHARES OF THE FUNDS ARE NOT INSURED OR GUARANTEED BY OR ARE NOT OBLIGATIONS OF THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE SYSTEM, THE U.S. GOVERNMENT OR ANY GOVERNMENT AGENCY. EVEN THOUGH NORWEST INVESTMENT MANAGEMENT, A PART OF NORWEST BANK MINNESOTA, N.A. (THE "BANK") ACTS AS THE INVESTMENT ADVISER, AND THE BANK ACTS AS THE TRANSFER AGENT AND CUSTODIAN OF NORWEST SELECT FUNDS AND RECEIVES FEES FOR SUCH SERVICES AS DISCLOSED IN THE PROSPECTUS, SHARES OF THE FUNDS ARE NOT BANK DEPOSITS, AND ARE NOT OBLIGATIONS OF, GUARANTEED OR ENDORSED BY THE BANK, ANY OTHER BANK, OR ANY OF THE BANK'S AFFILIATES, INCLUDING NORWEST CORPORATION AND NORWEST INVESTMENT SERVICES, INC.; NOR ARE THEY GUARANTEED BY OR DO THEY CONSTITUTE OBLIGATIONS OF FORUM FINANCIAL SERVICES, INC.

INVESTMENT IN SHARES OF MUTUAL FUNDS IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL, THAT MAY CAUSE THE VALUE OF THE INVESTMENT AND THE INVESTMENT RETURN TO FLUCTUATE. WHEN THE INVESTMENT IS SOLD, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED.

Mutual funds are sold only by prospectus. Before you invest, please read the prospectus for more information including information about sales charges, deferred sales charges, management and other fees.

                                             February 14, 1996

Dear Shareholders:

     Norwest Select Funds is pleased to present its 1995 Annual Report. The stock and bond markets performed exceptionally well this year. The stock market returned 37.53% in 1995 as measured by the Standard and Poor's 500 Stock Index and the bond market returned 18.48% as measured by the Lehman Brothers Aggregate Bond Index.

     Some of the gains in stock prices in 1995 can be attributed to growth in corporate earnings. Although the economy slowed this year, earnings were strong due to corporate restructuring and increased productivity. Long-term interest rates fell, causing bond prices to rise; and short-term interest rates rose, making money market securities more attractive to investors.

     After an exciting year in the stock and bond markets, more modest returns are expected for 1996. Some feel that the upward trend will continue, while others think a correction in the financial markets is imminent. Considering the current wide gap between the inflation rate and short-term interest rates, the Federal Reserve Bank may choose to lower long-term interest rates. If long-term interest rates decrease, investors in search of higher yields may move some of their cash from money market securities to stock and bond funds, pushing stock and bond prices up further. On the other hand, stock prices may increase less in 1996 because of flatter corporate earnings due to continued slow economic growth and fewer opportunities to restructure and increase productivity. Regardless of what occurs in the financial markets, Norwest Select Funds will strive to be optimally positioned to take advantage of the opportunities available.

     Norwest Select Funds anticipates continued prosperity throughout the next fiscal year and will strive for superior performance. If you have any questions or need additional information about Norwest Select Funds, please call Norwest Shareholder Services at 800-338-1348 or 612-667-8833. For variable annuity information, please call Fortis Benefits Insurance Company at 800-780-7743. Thank you for choosing to invest with Norwest Select Funds.

                                   Sincerely,

                                   /s/ John Y. Keffer

                                   John Y. Keffer
                                   Chairman
                                   Norwest Select Funds

NORWEST SELECT FUNDS

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
Norwest Select Funds

     We have audited the accompanying statements of assets and liabilities of Intermediate Bond Fund, ValuGrowth Stock Fund and Small Company Stock Fund, portfolios of Norwest Select Funds (the Funds), including the schedules of investments, as of December 31, 1995, the related statements of operations for the year ended December 31, 1995 for Intermediate Bond Fund and ValuGrowth Stock Fund and the period from May 1, 1995 (commencement of operations) to December 31, 1995 for Small Company Stock Fund, and the statements of changes in net assets and financial highlights for the year ended December 31, 1995 and the period from June 1, 1994 (commencement of operations) to December 31, 1994 for Intermediate Bond Fund and ValuGrowth Stock Fund and the period from May 1, 1995 (commencement of operations) to December 31, 1995 for Small Company Stock Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Intermediate Bond Fund, ValuGrowth Stock Fund and Small Company Stock Fund as of December 31, 1995, and the results of their operations, changes in their net assets, and financial highlights for the periods referred to above in conformity with generally accepted accounting principles.



                                        KPMG Peat Marwick LLP

Boston, Massachusetts
February 8, 1996

                                TABLE OF CONTENTS



Intermediate Bond Fund - 1995 Performance Review...........................1

ValuGrowth Stock Fund - 1995 Performance Review............................2

Small Company Stock Fund - 1995 Performance Review.........................3

Intermediate Bond Fund - Schedule of Investments...........................4

ValuGrowth Stock Fund - Schedule of Investments............................7

Small Company Stock Fund - Schedule of Investments........................10

Statements of Assets and Liabilities......................................13

Statements of Operations..................................................14

Statements of Changes in Net Assets.......................................15

Financial Highlights......................................................16

Notes to Financial Statements.............................................17

                              NORWEST SELECT FUNDS
                             INTERMEDIATE BOND FUND
                             1995 PERFORMANCE REVIEW


The Norwest Select Intermediate Bond Fund performed very well in the midst of the third best bond market in history. The year of 1995 was characterized by a slowly growing economy and the lowest inflation in ten years, leading interest rates to drop 2 percent from 1994 levels. The returns for the Fund were driven by a high weighting in corporate bonds, a sector which outperformed the market in 1995. The Fund also benefited from a minimal exposure to the mortgage backed securities market which lagged other markets in 1995. The intermediate maturity positioning of the Fund provided excellent returns while minimizing volatility of the net asset value. We have begun putting new money to work in the U.S. Treasury note market as the yield advantage in the corporate market has slowly decreased over the year.

Although the fundamentals for the bond market are still positive for 1996, we do not expect the same kind of performance we received in 1995. We will continue to increase the core holding of government bonds and decrease the weighting in corporates. We will begin to increase our mortgage backed exposure as we are comfortable with prepayment expectations.

                 INTERMEDIATE BOND FUND VS. LEHMAN INTERMEDIATE
                           GOVERNMENT/CORPORATE INDEX

VALUE ON 12/31/95
Intermediate Bond Fund                  $11,649
Lehman Intermediate Gov't/Corp. Index   $11,616

AVERAGE ANNUAL TOTAL RETURN

                                        1 YEAR    SINCE INCEPTION ON 6/1/94
                                        ------    -------------------------
Intermediate Bond Fund                  17.08%              10.12%
Lehman Intermediate Gov't/Corp. Index   15.33%               9.92%


                                     [GRAPH]

This chart reflects a comparison of the change in value of a $10,000 investment in Intermediate Bond Fund compared to the performance of the Lehman Int. Gov't/Corp. Index. It is important to keep in mind that the Lehman Int. Gov't/Corp. Index excludes the effect of any fees. Total return for the Fund includes reinvestment of dividends and distributions. It does not reflect charges for the variable annuity and variable life contracts or certificates thereunder whose proceeds are invested in the Fund. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                              NORWEST SELECT FUNDS
                              VALUGROWTH STOCK FUND
                             1995 PERFORMANCE REVIEW


Although Norwest Select ValuGrowth Stock Fund's absolute performance was positive, its performance relative to the S&P 500 and the Russell 1000 Growth Stock Index was disappointing. In part, the Fund's relative performance reflects the narrowness of the market and its strong performance bias toward only the largest capitalization companies. In a market where the top 20 performing stocks in the S&P 500 contributed 10 percentage points to its total return and over 70% of the stocks on the NYSE lagged the S&P 500's return, issue selection and sector concentration were critical to performance. While the Fund had its successes and was exposed to the strongest sectors - technology, financial services, health care, and utilities, it also held full weightings in sectors that lagged the market. In particular, the Fund's consumer cyclical and basic materials holdings hurt performance.

Fourth quarter performance did show relative improvement and we believe the Fund remains well positioned for the upcoming economic environment. The Fund is balanced neutrally with regard to economic activity. It does have a global bias with its strong representation in the stocks of companies with global franchises and international distribution. In addition, the Fund is focused on companies that have either new products, rising product demand, financial cost restructuring or a combination of these factors such that their earnings should continue to grow and meet expectations in either a slow economy or modest recession. Therefore, the Fund's holdings should experience accelerating relative earnings momentum. We believe that this, combined with diversification and compelling values, will continue to make the Fund an attractive investment opportunity.

                     VALUGROWTH STOCK FUND VS. S&P 500 INDEX

VALUE ON 12/31/95
ValueGrowth Stock Fund             $12,179
S&P 500 Index                      $14,069

AVERAGE ANNUAL TOTAL RETURN

                                   1 YEAR    SINCE INCEPTION ON 6/1/94
                                   ------    -------------------------

ValuGrowth Stock Fund              24.15%              13.26%
S&P 500 Index                      37.53%              24.06%


                                     [GRAPH]


This chart reflects a comparison of the change in value of a $10,000 investment in ValuGrowth Stock Fund compared to the performance of the S&P 500 Index. It is important to keep in mind that the S&P 500 Index excludes the effect of any fees. Total return for the Fund includes reinvestment of dividends and distributions. It does not reflect charges for the variable annuity and variable life contracts or certificates thereunder whose proceeds are invested in the Fund. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                              NORWEST SELECT FUNDS
                            SMALL COMPANY STOCK FUND
                             1995 PERFORMANCE REVIEW


The Norwest Select Small Company Stock Fund commenced operations on May 1, 1995 and produced a return of slightly less than 16% for its inaugural year. This was a credible return considering that the startup date was subsequent to four good months of stock gains. June and July were particularly strong months for gains in the small capitalization world; as the Fund was invested fairly quickly after its startup, it was fortunate to participate.

Small caps began a correction in mid-September that continued through the rest of the year and affected different sectors by varying degrees. Technology, which led the market higher, corrected in October and even more seriously in December. Energy, health care, and financials all fared relatively well compared to other, more cyclical groups. As 1995 ended, the Fund was "overweighted" in energy, technology, basic materials and consumer staples. The Fund was likewise "underweighted" in capital goods, consumer cyclicals, financials and utilities.

Looking ahead to 1996 we are bullish on small stocks for a number of reasons. Small company earnings growth has now been doubling the pace of large company growth for over two years, yet large stocks have appreciated faster than small stocks. This will not continue much longer. In a scenario of falling interest rates, a stable dollar, an election year, and modest economic growth, small stocks should emerge as the place to be.

                 SMALL COMPANY STOCK FUND VS. RUSSELL 2000 INDEX

VALUE ON 12/31/95
Small Company Stock Fund           $11,595
Russell 2000 Index                 $12,011

CUMULATIVE TOTAL RETURN

                              SINCE INCEPTION ON 5/1/95
                              -------------------------

Small Company Stock Fund              15.95%
Russell 2000 Index                    10.11%


                                     [GRAPH]

This chart reflects a comparison of the change in value of a $10,000 investment in Small Company Stock Fund compared to the performance of the Russell 2000 Index for the eight month period ended 12/31/95. It is important to keep in mind that the Russell 2000 Index excludes the effect of any fees. Total return for the Fund includes reinvestment of dividends and distributions. It does not reflect charges for the variable annuity and variable life contracts or certificates thereunder whose proceeds are invested in the Fund. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

NORWEST SELECT FUNDS

INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995


   FACE
  AMOUNT                 SECURITY DESCRIPTION                           VALUE
----------     ----------------------------------------------------   --------
               COLLATERALIZED MORTGAGE OBLIGATIONS (2.3%)
   $67,300     Federal National Mortgage Association
                       Series 1992 200 SB, 11.50%, due 11/25/22
                       (Cost $53,854)                                  $70,665
                                                                      --------

               CORPORATE BONDS AND NOTES (57.1%)
   100,000     Costco Wholesale Corporation
                       5.75%, due 5/15/02                               95,500
   160,000     Deere & Company
                       8.95%, due 6/15/19                              196,800
   100,000     First Bank Systems, Incorporated
                       6.875%, due 9/15/07                             104,500
   100,000     Florida Power & Light Company
                       6.625%, due 2/1/03                              101,978
   100,000     Ford Motor Credit Company
                       7.75%, due 10/1/99                              106,194
    85,000     General Electric Capital Corporation
                       7.875%, due 12/1/06                              97,432
    75,000     Great Western Bank
                       9.875%, due 6/15/01                              88,406
   125,000     Lehman Brothers Holdings, Incorporated
                       8.875%, due 3/1/02                              139,531
   125,000     Paine Webber, Incorporated
                       9.25%, due 12/15/01                             141,563
   100,000     Philip Morris Companies
                       9.00%, due 5/15/98                              106,989
    75,000     RJR Nabisco, Incorporated
                       8.75%, due 8/15/05                               77,063
    85,000     Salomon Incorporated
                       6.75%, due 8/15/03                               83,406


(continued)

                                        4


NORWEST SELECT FUNDS

INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995



                       SECURITY DESCRIPTION                           VALUE
               ------------------------------------------------    ----------
               CORPORATE BONDS AND NOTES (CONTINUED)
  $100,000     Sears Roebuck Company
                       7.75%, due 2/27/97                             $102,375
   100,000     Snap-On, Incorporated
                       6.625%, due 10/1/05                             104,750
    75,000     Southwest Airlines Company
                       8.00%, due 3/1/05                                82,969
   100,000     UNUM Corporation
                       6.56%, due 5/27/97                              101,375
                                                                    ----------

               Total Corporate Bonds and Notes (Cost $1,635,428)     1,730,831
                                                                    ----------

               GOVERNMENT AGENCY NOTES (3.4%)
   100,000     Federal Home Loan Mortgage Corporation
                       8.05%, due 5/19/04 (Cost $101,148)              103,739
                                                                    ----------
               RECEIVABLES BACKED SECURITIES (3.4%)
   100,000     Standard Credit Card Master Trust
                       Series 1992-1 B, 6.25%, due 9/7/98
                       (Cost $100,000)                                 101,001
                                                                    ----------
               U.S. TREASURY OBLIGATIONS (25.3%)
   165,000     U.S. Treasury Notes
                       6.50%, due 5/15/97                              167,851
   150,000     U.S. Treasury Notes
                       6.125%, due 7/31/00                             154,535
   100,000     U.S. Treasury Notes
                       7.50%, due 5/15/02                              110,954
   300,000     U.S. Treasury Notes
                       7.25%, due 5/15/04                              333,000
                                                                    ----------

               Total U.S. Treasury Obligations (Cost $745,611)         766,340
                                                                    ----------


(continued)

                                        5


NORWEST SELECT FUNDS

INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995


  SHARES                SECURITY DESCRIPTION                           VALUE
----------     ------------------------------------------------    ----------
               SHORT-TERM HOLDINGS (8.5%)
   $28,000     Dreyfus Cash Management Fund                           $28,000
   230,284     Federal Farm Credit Bank Master Note                   230,284
                                                                    ---------

               Total Short-Term Holdings (Cost $258,284)              258,284
                                                                    ---------

               TOTAL INVESTMENTS (100.0%)
                    (Cost $2,894,325)                              $3,030,860
                                                                   ----------
                                                                   ----------


See accompanying notes to financial statements.

NORWEST SELECT FUNDS

VALUGROWTH STOCK FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995


  SHARES               SECURITY DESCRIPTION                           VALUE
----------     ------------------------------------------------    ----------
               COMMON STOCKS (92.4%)

               BASIC MATERIALS (8.7%)
     1,500     Great Lakes Chemical Corporation                       $108,000
     1,850     Hercules, Incorporated                                  104,293
     2,850     Morton International, Incorporated                      102,243
     3,400     Witco Corporation                                        99,450
                                                                    ----------
                                                                       413,986
                                                                    ----------
               CAPITAL GOODS (10.9%)
     1,250     Emerson Electric Company                                102,188
     1,400     General Electric Company                                100,800
     2,300     Honeywell, Incorporated                                 111,837
     2,000     Thermo Electron Corporation (a)                         104,000
     2,100     York International Corporation                           98,700
                                                                    ----------
                                                                       517,525
                                                                    ----------

               CONSUMER CYCLICAL (14.8%)
     2,900     Black & Decker Corporation                              102,225
     2,300     Home Depot, Incorporated                                110,112
     3,300     Lowe's Companies, Incorporated                          110,550
     3,800     Newell Company                                           98,325
     4,200     Sensormatic Electronics Corporation                      72,975
     3,900     Singer Company                                          108,712
     1,700     Walt Disney Company                                     100,300
                                                                    ----------
                                                                       703,199
                                                                    ----------
               CONSUMER STAPLES (17.6%)
     1,100     American Home Products Corporation                      106,700
     1,300     Coca-Cola Company                                        96,525
     2,044     Columbia/HCA Healthcare Corporation                     103,733
     2,650     Crown Cork & Seal Company, Incorporated (a)             110,638


(continued)

                                        7


NORWEST SELECT FUNDS

VALUGROWTH STOCK FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995


  SHARES               SECURITY DESCRIPTION                           VALUE
----------     ------------------------------------------------    ----------
               CONSUMER STAPLES (CONTINUED)
     2,200     Duracell International, Incorporated                   $113,850
     2,000     Gillette Company                                        104,250
     1,200     Procter & Gamble Company                                 99,600
     3,905     Sonoco Products Company                                 102,507
                                                                    ----------
                                                                       837,803
                                                                    ----------
               ENERGY (7.8%)
     1,500     Chevron Corporation                                      78,750
       800     Mobil Corporation                                        89,600
     3,100     Repsol, S.A. ADR                                        101,912
       700     Royal Dutch Petroleum Company                            98,787
                                                                    ----------
                                                                       369,049
                                                                    ----------
               FINANCIAL (6.8%)
     1,200     American International Group, Incorporated              111,000
     2,250     State Street Boston Corporation                         101,250
     2,325     SunAmerica, Incorporated                                110,438
                                                                    ----------
                                                                       322,688
                                                                    ----------
              MISCELLANEOUS (2.4%)
     2,500    Alco Standard Corporation                                114,062
                                                                    ----------
              TECHNOLOGY (16.9%)
     1,650    First Data Corporation                                   110,343
     2,100    General Motors Corporation, Class E                      109,200
     1,800    Intel Corporation                                        102,150
     5,000    L.M. Ericsson Telephone Company, ADR                      97,500
     1,150    Microsoft Corporation (a)                                100,913
     1,800    Motorola, Incorporated                                   102,600
     3,100    Silicon Graphics, Incorporated (a)                        85,250
       700    Xerox Corporation                                         95,900
                                                                    ----------
                                                                       803,856
                                                                    ----------

(continued)

                                        8


NORWEST SELECT FUNDS

VALUGROWTH STOCK FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995


  SHARES              SECURITY DESCRIPTION                           VALUE
----------     ------------------------------------------------    ----------
               TRANSPORTATION AND PROFESSIONAL SERVICES ( 2.2%)
     1,500     Conrail, Incorporated                                  $105,000
                                                                    ----------

               UTILITIES (4.3%)
     2,300     Consolidated Natural Gas Company                        104,365
     4,100     DPL, Incorporated                                       101,475
                                                                    ----------
                                                                       205,840
                                                                    ----------

               Total Common Stocks (Cost $3,776,654)                 4,393,008
                                                                    ----------

               SHORT-TERM HOLDINGS (7.6%)

   178,435     Dreyfus Cash Management Fund                            178,435
   181,344     Provident Institutional Funds, TempFund Fund            181,344
                                                                    ----------

               Total Short-Term Holdings (Cost $359,779)               359,779
                                                                    ----------

               TOTAL INVESTMENTS (100.0%)
                 (Cost $4,136,433)                                  $4,752,787
                                                                    ----------
                                                                    ----------

(a)   Non-income producing security.

See accompanying notes to financial statements.

NORWEST SELECT FUNDS

SMALL COMPANY STOCK FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995


  SHARES               SECURITY DESCRIPTION                           VALUE
----------     ------------------------------------------------    ----------

               COMMON STOCKS (89.7%)

               BASIC MATERIALS (7.7%)
     1,600     Chemed Corporation                                      $62,200
     1,250     OM Group, Incorporated                                   41,406
       750     Synalloy Corporation                                     15,843
     2,350     Tetra Technologies, Incorporated (a)                     40,831
                                                                    ----------
                                                                       160,280
                                                                    ----------
               CAPITAL GOODS (5.3%)
       800     AGCO Corporation                                         40,800
     1,400     Baldor Electric Company                                  28,175
     3,450     Insituform Technologies Incorporated, Class A (a)        40,106
                                                                    ----------
                                                                       109,081
                                                                    ----------

               CONSUMER CYCLICAL (10.4%)
       700     Consolidated Graphics, Incorporated (a)                  18,200
     3,150     Friedman's Incorporated, Class A (a)                     60,639
     3,500     NHP, Incorporated (a)                                    64,750
     3,037     Paxar Corporation (a)                                    40,240
     1,000     Sodak Gaming, Incorporated (a)                           20,625
     2,900     Sun Television & Appliances, Incorporated                11,963
                                                                    ----------
                                                                       216,417
                                                                    ----------
               CONSUMER STAPLES (10.9%)
       950     BMC Industries, Incorporated                             22,087
     2,350     Hudson Foods, Incorporated, Class A                      40,538
     1,700     Lincare Holdings, Incorporated (a)                       42,500
     1,300     MediSense, Incorporated (a)                              41,112
     1,300     Sierra Health Services, Incorporated (a)                 41,275
     1,400     Verifone, Incorporated (a)                               40,075
                                                                    ----------
                                                                       227,587
                                                                    ----------


(continued)

                                       10


NORWEST SELECT FUNDS

SMALL COMPANY STOCK FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995


  SHARES               SECURITY DESCRIPTION                           VALUE
----------     ------------------------------------------------    ----------
               ENERGY (11.3%)
     1,400     Cairn Energy USA, Incorporated (a)                      $19,600
       750     Landmark Graphics Corporation (a)                        17,438
     2,700     Neuvo Energy Company (a)                                 60,414
     2,800     Parker & Parsley Petroleum Company                       61,600
     1,800     Pride Petroleum Services, Incorporated (a)               19,125
     2,200     Tejas Power Corporation (a)                              20,075
     2,100     United Meridian Corporation (a)                          36,488
                                                                    ----------
                                                                       234,740
                                                                    ----------

               FINANCIAL & REAL ESTATE INVESTMENT TRUSTS (11.3%)
       700     Cullen/Frost Bankers, Incorporated                       35,000
     1,550     Felcor Suite Hotels, Incorporated                        43,013
     1,600     Imperial Thrift & Loan Association (a)                   19,600
     1,200     IPC Information Systems, Incorporated (a)                19,800
       950     Mountain Parks Financial Corporation (a)                 21,138
     2,650     RFS Hotel Investors, Incorporated                        40,744
     1,900     Roosevelt Financial Group, Incorporated                  36,813
     1,900     Sunstone Hotel Investors, Incorporated                   19,475
                                                                    ----------
                                                                       235,583
                                                                    ----------
               MISCELLANEOUS (4.7%)
     3,500     Sheldahl, Incorporated(a)                                63,437
     1,100     Tech-Sym Corporation (a)                                 34,787
                                                                    ----------
                                                                        98,224
                                                                    ----------
               TECHNOLOGY (21.1%)
     2,000     Colonial Data Technologies Corporation (a)               41,000
     1,750     Credence Systems Corporation (a)                         40,031
     2,600     Dynatech Corporation (a)                                 44,200
       800     Electroglas, Incorporated (a)                            19,600
     2,650     Gasonics International Corporation (a)                   35,775


(continued)

                                       11


NORWEST SELECT FUNDS

SMALL COMPANY STOCK FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995


  SHARES              SECURITY DESCRIPTION                           VALUE
----------     ------------------------------------------------    ----------
               TECHNOLOGY (CONTINUED)
     2,050     InterVoice, Incorporated (a)                            $38,950
       300     Kent Electronics Corporation (a)                         17,512
       750     Kulicke & Soffa Industries, Incorporated (a)             17,437
     1,400     LTX Corporation (a)                                      12,775
     2,600     Smartflex Systems, Incorporated (a)                      46,150
     1,250     Stormedia, Incorporated (a)                              45,625
     1,700     Zilog, Incorporated (a)                                  62,262
       750     Zygo Corporation (a)                                     18,843
                                                                    ----------
                                                                       440,160
                                                                    ----------
               TRANSPORTATION AND PROFESSIONAL SERVICES (5.1%)
     3,550     Covenant Transportation, Incorporated(a)                 42,600
     1,500     Kirby Corporation(a)                                     24,375
     2,500     Swift Transportation, Incorporated (a)                   38,125
                                                                    ----------
                                                                       105,100
                                                                    ----------
               UTILITIES (1.9%)
     1,900     Lincoln Telecommunications Company                       40,137
                                                                    ----------

               Total Common Stocks (Cost $1,755,427)                 1,867,309
                                                                    ----------


               SHORT-TERM HOLDINGS (10.3%)

    16,655     Dreyfus Treasury Prime Cash Management Fund              16,655
   198,739     Federal Farm Credit Bank Master Note                    198,739
                                                                    ----------

               Total Short-Term Holdings (Cost $215,394)               215,394
                                                                    ----------

               TOTAL INVESTMENTS (100.0%)
                 (Cost $1,970,821)                                  $2,082,703
                                                                    ----------
                                                                    ----------

(a)   Non-income producing security.
See accompanying notes to financial statements.

NORWEST SELECT FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

                                                 ----------------------------------------------
                                                                                       SMALL
                                                 INTERMEDIATE       VALUGROWTH        COMPANY
                                                     BOND             STOCK            STOCK
                                                     FUND              FUND             FUND
                                                 ----------------------------------------------
ASSETS
  Investments at value (a)                         $3,030,860       $4,752,787       $2,082,703
  Receivable for shares issued                            --             1,882              167
  Interest, dividends and other receivables            40,765            6,833            2,310
  Organization costs, net of amortization              33,850           33,850              --
                                                 ------------     ------------     ------------
Total Assets                                        3,105,475        4,795,352        2,085,180
                                                 ------------     ------------     ------------

LIABILITIES
  Payable for securities purchased                        --               --            56,325
  Payable for shares redeemed                          14,930              --                --
  Accrued fees and expenses                               632            2,340            1,357
                                                 ------------     ------------     ------------
Total Liabilities                                      15,562            2,340           57,682
                                                 ------------     ------------     ------------

NET ASSETS                                         $3,089,913       $4,793,012       $2,027,498
                                                 ------------     ------------     ------------
                                                 ------------     ------------     ------------

COMPONENTS OF NET ASSETS
  Capital paid in                                  $2,950,832       $4,273,418       $1,918,009
  Undistributed net investment income                     163              --               --
  Unrealized appreciation                             136,535          616,354          111,882
  Accumulated net realized gain/(loss)                  2,383          (96,760)          (2,393)
                                                 ------------     ------------     ------------

NET ASSETS                                         $3,089,913       $4,793,012       $2,027,498
                                                 ------------     ------------     ------------
                                                 ------------     ------------     ------------

SHARES OUTSTANDING                                    281,541          398,232          180,858
                                                 ------------     ------------     ------------
                                                 ------------     ------------     ------------

NET ASSET VALUE PER SHARE                              $10.98           $12.04           $11.21
                                                 ------------     ------------     ------------
                                                 ------------     ------------     ------------

(a) Cost of investments                            $2,894,325       $4,136,433       $1,970,821
                                                 ------------     ------------     ------------
                                                 ------------     ------------     ------------


See accompanying notes to financial statements.

NORWEST SELECT FUNDS

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995


                                       ------------------------------------------------
                                                                              SMALL
                                          INTERMEDIATE      VALUGROWTH        COMPANY
                                             BOND             STOCK           STOCK
                                             FUND              FUND            FUND
                                                                               (a)
                                       ------------------------------------------------
INVESTMENT INCOME
    Interest income                         $144,296          $7,969           $9,646
    Dividend income                              --           53,521            7,742
                                        ------------    ------------     ------------
Total income                                 144,296          61,490           17,388
                                        ------------    ------------     ------------

EXPENSES
    Advisory                                  12,501          24,138            7,663
    Management                                 4,167           6,035            1,916
    Transfer Agent                             1,667           2,414              766
    Custodian                                    417             603              192
    Accounting                                38,000          38,000           25,000
    Professional Services                      8,612          12,929            2,526
    Audit and Tax Reporting                   11,995          10,993           11,997
    Trustees                                   3,648           5,552               13
    Amortization of Organization Costs         9,907           9,907              --
    Other                                      6,399           4,405            1,426
                                        ------------    ------------     ------------
Total Expenses                                97,313         114,976           51,499

    Expenses reimbursed and fees waived      (84,818)        (90,856)         (43,840)
                                        ------------    ------------     ------------
Net Expenses                                  12,495          24,120            7,659
                                        ------------    ------------     ------------

NET INVESTMENT INCOME                        131,801          37,370            9,729
                                        ------------    ------------     ------------

REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS
    Realized gain/(loss) on investments       10,898        (77,676)           54,909
    Change in unrealized appreciation        174,654         646,711          111,882
                                        ------------    ------------     ------------

NET GAIN ON INVESTMENTS                      185,552         569,035          166,791
                                        ------------    ------------     ------------

INCREASE IN NET ASSETS FROM
 OPERATIONS                                 $317,353        $606,405         $176,520
                                        ------------    ------------     ------------
                                        ------------    ------------     ------------

(a) See Note 1 of notes to financial statements for commencement of operations.

See accompanying notes to financial statements.

NORWEST SELECT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1994 AND 1995


                                            ----------------------------------------------------------------
                                                                                              SMALL
                                                   INTERMEDIATE         VALUGROWTH           COMPANY
                                                      BOND                STOCK               STOCK
                                                      FUND                 FUND                FUND
                                            ----------------------------------------------------------------

1994(a)                                         AMOUNT     SHARES    AMOUNT     SHARES    AMOUNT   SHARES
                                               --------   --------  --------   --------  -------- --------
OPERATIONS
   Net investment income                   $    41,197           $   13,074                      -
   Realized  loss on investments                (8,515)             (19,129)                     -
   Change in unrealized depreciation           (38,119)             (30,357)                     -
                                             ---------            ---------
                                                (5,437)             (36,412)                     -
                                             ---------            ---------

CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                  1,540,087   154,377  2,236,660   223,715           -         -
   Payments for shares redeemed               (279,479)   (28,246)  (290,144)  (28,993)          -         -
                                             ---------   --------  ---------  --------
                                             1,260,608    126,131  1,946,516   194,722           -         -
                                             ---------   --------  ---------  --------
NET ASSETS - DECEMBER 31, 1994             $ 1,255,171           $ 1,910,104                     -
                                             ---------             ---------
1995(a)
OPERATIONS
   Net investment income                   $    131,801          $    37,370         $     9,729
   Realized  gain/(loss) on investments          10,898              (77,676)             54,909
   Change in unrealized appreciation            174,654              646,711             111,882
                                             ----------           ----------          ----------
                                                317,353              606,405             176,520
                                             ----------           ----------          ----------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income                      (174,448)             (51,011)             (9,738)
   Realized gain on investments                    --                   --              (57,306)
                                             ----------           ----------          ----------
                                              (174,448)             (51,011)            (67,044)
                                             ----------           ----------          ----------

CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                  2,603,356   242,293  3,071,041  274,670 1,854,563 175,170
   Proceeds from shares reinvested              174,503    15,954     51,056    4,293    67,046   6,002
   Payments for shares redeemed             (1,086,022) (102,837)  (794,583)  (75,453)   (3,587)   (314)
                                             ---------  --------  ---------   ------- --------- -------
                                             1,691,837   155,410  2,327,514   203,510 1,918,022 180,858
                                             ---------  --------  ---------   ------- --------- -------

NET ASSETS - DECEMBER 31, 1995             $ 3,089,913          $ 4,793,012         $ 2,027,498
                                            ----------           ----------          ----------
                                            ----------           ----------          ----------

(a) See Note 1 of notes to financial statements for commencement of operations. See accompanying notes to financial statements.

NORWEST SELECT FUNDS

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING DURING THE PERIOD


                                                 --------------------------------------------------------------------------
                                                                                                        SMALL
                                                         INTERMEDIATE                  VALUGROWTH      COMPANY
                                                             BOND                        STOCK          STOCK
                                                             FUND                         FUND           FUND

                                                 --------------------------------------------------------------------------

                                                    Year Ended  Period Ended   Period Ended  Period Ended     Period Ended
                                                     12/31/95     12/31/94      12/31/95      12/31/94(c)     12/31/95(c)
Beginning net asset value per share                  $   9.95   $    10.00      $    9.81     $  10.00        $     10.00
Net investment income                                    0.33         0.33           0.07         0.07               0.06
Net realized and unrealized
  gain/(loss) on securities                              1.36        (0.38)          2.30        (0.26)              1.54
Distributions from net investment income                (0.66)          --          (0.14)          --              (0.06)
Distributions from net realized gains                      --           --             --           --              (0.33)
                                                     --------   ----------      ---------     --------        -----------
Ending net asset value per share                     $  10.98   $     9.95      $   12.04     $   9.81        $     11.21
                                                     --------   ----------      ---------     --------        -----------
                                                     --------   ----------      ---------     --------        -----------
Ratios to average net assets:
          Expenses (a):                                  0.60%        0.60%(b)       0.80%        0.80%(b)           0.80%(b)
          Net investment income                          6.33%        6.45%(b)       1.24%        1.67%(b)           1.02%(b)
Total return                                            17.08%       (0.50)%        24.15%       (1.90)%            15.95%
Portfolio turnover rate                                 54.04%       52.61%         25.44%       16.77%             51.16%
Net assets at end of period
  (000's omitted)                                    $  3,090   $    1,255      $   4,793     $  1,910        $     2,027


(a) During the period, various fees
      and expenses were waived and
      reimbursed, respectively.  Had
      such waivers and reimbursements
      not occurred, the ratio of expenses
      to average net assets would have
      been:                                             4.67%         9.31%(b)       3.81%        8.00%(b)           5.38%(b)

(b) Annualized.
(c) See Note 1 of notes to financial statements for commencement of operations. See accompanying notes to financial statements.

NORWEST SELECT FUNDS
DECEMBER 31, 1995

NOTES TO FINANCIAL STATEMENTS


1.  ORGANIZATION

Norwest Select Funds (the "Trust") is registered as an open-end management investment company. The Trust currently has three diversified investment portfolios (each a "Fund" and collectively the "Funds"). Intermediate Bond Fund and ValuGrowth Stock Fund commenced operations on June 1, 1994. Small Company Stock Fund commenced operations on May 1, 1995.

The investment objective of the Intermediate Bond Fund is to provide stable current income and competitive total return over an interest rate cycle. ValuGrowth Stock Fund's investment objective is to provide capital appreciation and Small Company Stock Fund's is to provide capital appreciation.

Another portfolio of the Trust, Adjustable U.S. Government Reserve Fund, liquidated all of its securities in 1995 and discontinued operations as of November 7, 1995.

Shares of the Trust may be sold only to separate accounts of insurance companies to serve as an investment medium for variable life insurance policies and variable annuity contracts issued by the insurance companies.

The Trust Instrument authorizes the issuance of an unlimited number of shares of beneficial interest without par value.


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Trust's financial statements are prepared in accordance with generally accepted accounting principles based upon the following significant accounting policies.

SECURITY VALUATION - Fixed income securities, other than short-term, held by the Funds for which market quotations are readily available are valued using mean of the bid and ask prices provided by independent pricing services. If no mean price is available, the last bid price is used. Equity securities held by the Funds for which market quotations are readily available are valued using the last reported sales price provide by independent pricing services. If no sales are reported, the last bid price is used. In the absence of readily available market quotations, securities are valued at fair value determined by the Board of Trustees. Short-term securities, having a maturity of 60 days or less, are valued at amortized cost.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates and any differences are expected to be immaterial.

INTEREST AND DIVIDEND INCOME AND DIVIDENDS TO SHAREHOLDERS - Interest income is accrued as earned. Dividend income is recorded on ex-dividend date. Dividends to shareholders of net investment income are declared and paid annually by each Fund. Net capital gains are distributed to shareholders at least annually.

Distributions from net investment income and realized capital gain are based on amounts calculated in accordance with applicable income tax regulations. Any differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are primarily attributable to wash sales and capital loss carry forwards.

Discounts and premiums on securities purchased are amortized over the life of the respective securities.

ORGANIZATIONAL COSTS - The costs incurred by each Fund other than Small Company Stock Fund in connection with their organization and registration of shares, in the amount of $49,537 each, have been capitalized and are being amortized using the straight-line method over a five year period beginning on the commencement of the Funds' operations.

FEDERAL INCOME TAX - Each Fund has qualified and intends to continue to qualify as a regulated investment company and distributes all of its taxable income. Therefore, no Federal income tax provision is required.


3.  ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH
    AFFILIATES

The investment adviser of each Fund is Norwest Investment Management, a part of Norwest Bank Minnesota, N.A. (the "Adviser"). Norwest Bank Minnesota, N.A. is a subsidiary of Norwest Corporation. The Adviser receives from the Trust, with respect to each Fund, an advisory fee based on average daily net assets of the respective fund at the following annual rates: Intermediate Bond Fund - 0.60%; ValuGrowth Stock Fund and Small Company Stock Fund - 0.80%.

Norwest Bank Minnesota, N.A. serves as the Trust's transfer agent, dividend disbursing agent and custodian, and is compensated for those services at an aggregate annual rate of up to 0.10% of the average daily net assets of each Fund.

Forum Financial Corp. provides fund accounting services to the Trust. For these services, Forum Financial Corp. receives a fee of $36,000 per year per Fund plus certain amounts based upon the number and types of portfolio transactions within each Fund.

The manager of the Trust is Forum Financial Services, Inc. ("Forum"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. Forum receives a management fee from each Fund at an annual rate of 0.20% of the average daily net assets of each Fund. Forum and Forum Financial Corp. are affiliates.

For the fiscal year ended December 31, 1995, fees waived and expenses reimbursed by the Trust's custodian and transfer agent, the adviser and Forum were as follows:


                                             FEES WAIVED                        EXPENSES REIMBURSED
                                             -----------                        -------------------
                                 Custodian
                               and Transfer
                                  Agent          Adviser           Forum                 Forum
                                ---------        -------         --------                -----
Intermediate Bond Fund            $2,084          $12,501         $12,166               $58,067
ValuGrowth Stock Fund             $3,017          $24,138         $14,035               $49,666
Small Company Stock Fund          $  958          $ 7,663         $ 6,916               $28,303

4.  SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales (including maturities) of securities (excluding short-term investments) during the year or period were as follows:


                             COST OF PURCHASES  PROCEEDS FROM SALES
                             -----------------  -------------------

Intermediate Bond Fund           $2,467,191         $1,014,750
ValuGrowth Stock Fund            $2,865,912         $  726,745
Small Company Stock Fund         $2,385,820         $  685,295

The cost basis for federal income tax purposes is the same as for financial accounting purposes except for ValuGrowth Stock Fund and Small Company Stock Fund whose tax cost of securities is $4,147,949 and $1,971,640, respectively. Unrealized appreciation and depreciation based on identified tax cost as of December 31, 1995 were as follows:


                          UNREALIZED      UNREALIZED        NET
        FUND              APPRECIATION    DEPRECIATION    APPRECIATION
        ----              ------------    ------------    ------------

Intermediate Bond Fund       $136,535             --        $136,535
ValuGrowth Stock Fund        $685,079        $80,241        $604,838
Small Company Stock Fund     $173,649        $62,586        $111,063


Realized gains and losses on investments sold are recorded on the basis of identified cost.

As of December 31, 1995, ValuGrowth Stock Fund has capital loss carryovers available to offset future capital gains as follows:

           FUND                         CARRYOVER AMOUNT
           ----                         ----------------

ValuGrowth Stock Fund (expires 2002-3)      $48,334

Additionally, ValuGrowth Stock Fund and Small Company Stock Fund incurred capital losses from November 1, 1995 to December 31, 1995 of $36,955 and $1,576, respectively, which are treated for tax purposes as occurring on January 1, 1996.